Variable Interest Entity	6 Months Ended
Jun. 30, 2025
Variable Interest Entity [Abstract]
Variable Interest Entity

Note 6. Variable Interest Entity

Round Top Mountain Development

On May 17, 2021, the Company completed the acquisition of 80% of the equity interests of RTMD, pursuant to a contribution agreement with the Company, Texas Mineral Resource Corp. (“TMRC”), and RTMD, whereby TMRC and the Company contributed their respective rights and interests to and in Round Top Mountain in Texas to RTMD. Concurrently, the Company, TMRC, and RTMD entered into a limited liability company agreement of RTMD which documented the governance of RTMD. This acquisition resulted in the consolidation of RTMD, which is a variable interest entity (“VIE”), and the recording of a non-controlling interest for the remaining TMRC equity interest.

Effective June 26, 2023, RTMD, USARE LLC and TMRC entered into an amended and restated limited liability company agreement of RTMD pursuant to which, in the event that TMRC does not fund its share of mandatory capital contributions called for by USARE LLC as the manager of RTMD, USARE LLC is obligated to cover the shortfall by making additional capital contributions to RTMD (or in the event that USARE LLC does not fund, the capital call will be withdrawn). If USARE LLC does fund the capital contribution, additional equity interests in RTMD will be issued to USARE LLC and TMRC will be proportionally diluted in accordance with the terms of the amended and restated limited liability company agreement.

Due to TMRC’s failure to fund its share of mandatory capital contributions called for by USARE LLC, the Company’s ownership interest in RTMD, since December 31, 2024, was increased to approximately 80.57% and TMRC’s interest in RTMD was reduced to 19.43%.

The following table presents the assets and liabilities associated with RTMD included in the Company’s Condensed Consolidated Balance Sheets.

	June 30, 2025	December 31, 2024
	(In thousands)
ASSETS
Cash and cash equivalents	$195	$66
Prepaid expenses and other current assets	198	178
Right-of-use asset	389	30
Mineral interests	17,125	17,125
Property, plant and equipment, net	228	264
Other assets	25	20
Consolidated assets	$18,160	$17,683

LIABILITIES
Accounts payable	$24	$42
Accrued liabilities	255	141
Lease liability	386	22
Consolidated liabilities	$665	$205

RTMD did not record depletion expense for the mineral interests for the three and six months ended June 30, 2025 and 2024.

RTMD’s creditors have no recourse against the Company for the RTMD consolidated liabilities included within the Company’s Condensed Consolidated Balance Sheets as of June 30, 2025 and December 31, 2024.

The assets of the consolidated VIE can only be used to settle the obligations of the consolidated VIE and not the obligations of the Company.

Mineral Interests

The Company acquired two (2) mineral rights leases along with an associated groundwater lease in Hudspeth County, Texas as part of the acquisition of RTMD. Mineral property acquisition costs, including acquired intangibles, licenses and lease payments, are capitalized. The net carrying value of mineral rights were $17.1 million as of June 30, 2025 and December 31, 2024.

Impairment losses are recorded on mineral interests when indicators of impairment are present and the carrying amount exceeds the associated estimated future undiscounted cash flows. As of June 30, 2025 and December 31, 2024, the Company had not recognized any impairment losses related to mineral interests held.